Exhibit 10.12(c)

June 1, 2017

Secor Capital Advisors L.P.

One Penn Plaza – Suite 4625

New York, New York 10119

Attention: Ms. Christina van Beelen

Re:	Management Agreement Renewal

Dear Ms. van Beelen:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2018 and all other provisions of the Management Agreements will remain unchanged.

•	Secor Master Fund L.P.
•	Emerging CTA Portfolio L.P.
•	MSSB Spectrum Technical L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036. If you have any questions, I can be reached at 212-296-6808.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan Patrick T. Egan President and Director

SECOR CAPITAL ADVISORS L.P.

By: /s/ Raymond Iwanowski

Print Name: Raymond Iwanowski

PE/tr